                                                                   EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


        We consent to the reference to our firm under the heading "Experts" and to the incorporation by reference of our report dated February 5, 1999 with reference to our audit of the financial statements of Fotoball USA, Inc. as of December 31, 1998 and for the year then ended, in the Registration Statement on Form S-3 dated June 4, 1999.



                                                 /s/ HOLLANDER LUMER & CO. LLP

                                                     HOLLANDER LUMER & CO. LLP

Los Angeles, California
June 4, 1999